Exhibit 99.1

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications were made to accompany the Form 10-Q

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
OF FRANKLIN COVEY
PURSUANT TO 18 U.S.C. § 1350

Pursuant to 18 U.S.C. § 1350 and in connection with the accompanying report on Form 10-Q for the period ended November 30, 2002 that is being filed concurrently with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of Franklin Covey Co. (the “Company”) hereby certifies that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 13, 2003

/s/ ROBERT A. WHITMAN

Robert A. Whitman
Chief Executive Officer

The above certification is furnished solely to accompany the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure statement.

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
OF FRANKLIN COVEY
PURSUANT TO 18 U.S.C. § 1350

Pursuant to 18 U.S.C. § 1350 and in connection with the accompanying report on Form 10-Q for the period ended November 30, 2002 that is being filed concurrently with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of Franklin Covey Co. (the “Company”) hereby certifies that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 13, 2003

/s/ STEPHEN D. YOUNG

Stephen D. Young
Chief Financial Officer

The above certification is furnished solely to accompany the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure statement.